SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
30.	SUBSEQUENT EVENT

In January 2014, the Company entered into agreements to acquire a minority interest in Ourgame International Holdings Limited ("Ourgame" also known as "LianZhong") for a total consideration of RMB100 million in cash (equivalent to approximately $16.4 million at the exchange rate on the dates of the agreements). The investment represents 28.6 million series A Preferred Shares which accounts for 10% equity interest in Ourgame. The investment is to enhance the Company's platform offerings to the browser-based and mobile games market. As the Company has no significant influence over Ourgame, this investment will be recorded as a cost method investment.